Exhibit 99.1

Wave Life Sciences Corporate Presentation November 17, 2025

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance orachievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number ofrisks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publiclyupdate or revise any forward-looking statements contained herein, whether as a result ofany new information, future events, changed circumstances or otherwise.

Our Mission To unlock the broad potential of RNA medicines to transform human health

Building a leading RNA medicines company

Novel RNA medicines platform (PRISM®)

- Multi-modal: RNA editing, RNAi, splicing, allele-selective silencing
- Potential best-in-class, clinically-validated oligonucleotide chemistry (PN, stereochemistry)

Novel approach designed to reduce fat, preserve muscle



WVE-007 in Obesity

Pioneering a novel RNA modality with RNA editing



WVE-006 in AATD

Potential best-in-class profile



WVE-N531 in DMD

Leadership in allele-selective silencing



WVE-003 in HD

Strong and broad IP	In-house GMP manufacturing	Well-capitalized with cash runway into 2Q 2027*

Patient populations represent US and Europe; WVE-006 is partnered with GSK
AATD: Alpha-1 antitrypsin deficiency DMD: Duchenne muscular dystrophy HD: Huntington's disease
*Cash runway does not include potential future milestones or other payments under GSK collaboration

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The powerful convergence of a validated, potential best-in-class platform with deep genetic insights Unmatched toolkit to access novel biology Data-driven discovery powered by human genetics Foundation in chemistry innovation Multi-modal: RNA editing, RNAi, antisense silencing, splicing Best positioned to engage endogenous machinery Unlocking new, high-impact therapeutic targets Real-time integration of new human genetic insights into discovery Proprietary deep learning models unveiling novel targets/ target sites Accelerating time to clinic Breakthroughs in intracellular delivery Step-change in potency, distribution, durability of effect No complex delivery vehicles (AAV, LNP)

Robust, diversified RNA medicines pipeline including first-in-class RNA editing and RNAi programs IND / CTA Enabling Patient population Program Discovery Clinical Rights Studies (US & Europe) RNA EDITING WVE-006 (GalNAc) GSK exclusive 200K SERPINA1 (AATD) global license WVE PNPLA3 -008 (liver (GalNAc) disease) 100% global 9M GalNAc Multiple / extra-hepatic 100% global -- RNAi WVE-007 (GalNAc) 175M 100% global INHBE (obesity) (>1 billion globally) GalNAc / extra-hepatic 100% global -- Multiple SPLICING WVE-N531 100% global 2.3K Exon 53 (DMD) Other exons (DMD) 100% global Up to 18K ALLELE-SELECTIVE SILENCING WVE-003 25K Symptomatic (SNP3) 100% global mHTT (HD) 60K Pre-Symptomatic (SNP3) AATD: Alpha-1 antitrypsin deficiency; DMD: Duchenne muscular dystrophy; HD: Huntington’s disease

WVE-007 GalNAc siRNA silencing Obesity

Obesity is a metabolic disease with a treatment paradigm ripe for disruption

Advancing WVE-007, a GalNAc-siRNA, as a novel, long acting, muscle sparing approach for obesity



- Adults with obesity have higher risk for many serious health conditions, including heart disease, type 2 diabetes, and some forms of cancer[1]
- GLP-1s are current standard of care for weight loss, but impact is often limited by:
  - Loss of muscle mass[2]
  - Poor tolerability[3]
  - Frequent dosing[4]
  - High discontinuation rates[5,6]

> 1 billion people living with obesity globally

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1. CDC.gov; 2. Sargeant, et al. 2019 Endocrinol Metab (Seoul) 34, 247; 3. Ghusn and Hurtado. 2024 Obesity Pillars 12, 100127; 4. Wegovy PI; 5. Leach, et al. 2023 Prime Therapeutics Claims Analysis; 6. Gasoyan, et al. 2024 *Obesity (Silver Spring)* 32, 486.; GalNAc-siRNA: GalNAc-conjugated small interfering RNA

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Human genetic data demonstrate that heterozygous INHBE LoF carriers have a healthy metabolic profile Heterozygous INHBE LoF carriers have favorable traits: Heterozygous INHBE LoF carriers have lower risk of Type 2 lower abdominal obesity, lower triglycerides, higher HDL-c diabetes and CHD Odds Ratio Favorable association with liver traits Standard Deviations Standard Deviations Silencing INHBE mRNA by ≥50% is expected to recapitulate the healthy metabolic profile of heterozygous INHBE loss of function (LoF) carriers Akbari et al. Nat Commun. 2022 Aug 23;13(1):4844; Deaton et al. Nat Commun. 2022 Jul 27 Waist to hip ratio: waist to hip ratio adjusted for BMI; HDL-c: high-density lipoprotein cholesterol; ALT: alanine transaminase; ApoB: apolipoprotein B; cT1: corrected T1

Silencing INHBE mRNA has potential to treat obesity and associated metabolic diseases


Release of **dimerized** INHBE subunits creates hepatokine **Activin E**
Binds to and **activates ACVR1C** (ALK7) receptor in adipose tissue
Block adipose lipolysis
Activin E
Activin E
INHBE
INHBE
P
P
Adipocyte
ALK7
Increased abdominal adiposity leads to **obesity, CVD and T2D**
Reduction of INHBE mRNA with GalNAc-siRNA
Reduced release of hepatokine **Activin E**
Diminished activation of **ACVR1C** (ALK7) receptor in adipose tissue
Increased adipose lipolysis and shrink adipocytes
Decreased abdominal adiposity leads to **weight loss and reduced risk for CVD and T2D**

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1. Cell Reports (2018) 25, 1193–1203; 2. Biochemical Journal (2024) 481 547–564; 3. PNAS 2023 Vol. 120 No. 32 e2309967120; 4. Nat Commun 2022. https://doi.org/10.1038/s41467-022-32398-7; 5. Nat Commun 2022. https://doi.org/10.1038/s41467-022-31757-8

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Single doses of INHBE GalNAc-siRNA result in dose-dependent weight loss and reduction of visceral fat, without affecting muscle mass, in DIO mice

Reduction in body weight



PBS
INHBE GalNAc-siRNA (3 mg/kg)
INHBE GalNAc-siRNA (10 mg/kg)
Baseline-corrected % body weight change (mean ± SE)
5
0
-5
-10
0
14
21
28
Day
*
Single dose INHBE GalNAc-siRNA

Reduction in visceral fat

Epididymal fat weight (Day 28)



Tissue weight (g) (mean ± SE)
0.75
0.50
0.25
0.00
-23%
-40%
*
PBS
INHBE GalNAc-siRNA 3 mg/kg
INHBE GalNAc-siRNA 10 mg/kg

No muscle loss

Quadricep weight (Day 28)



Tissue weight (g) (mean ± SE)
0.25
0.20
0.15
0.10
0.05
0.00
PBS
INHBE GalNAc-siRNA 3 mg/kg
INHBE GalNAc-siRNA 10 mg/kg

Preclinical data support INHBE GalNAc-siRNA as a single agent for healthy weight loss

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Data from preclinical studies conducted in DIO mice; Stats: (left, middle, right) Linear Mixed Effects ANOVA with post hoc comparisons of marginal treatment effects vs. PBS per timepoint (left) or per tissue (middle, right) * $p < 0.05$

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INHBE GalNAc-siRNA can be used synergistically with GLP-1s or to curtail weight regain after the cessation of treatment with GLP-1

Combined with GLP-1: Greater weight loss



Difference in baseline-corrected body weight (vs. control per time point, mean ± SE)
0
-5
-10
-15
-20
Day
0
7
14
21
28
*
~2x greater weight loss
Single dose INHBE GalNAc-siRNA
Daily GLP-1
Control for Semaglutide
Control for siRNA
Semaglutide
INHBE GalNAc-siRNA
Semaglutide + INHBE GalNAc-siRNA

After cessation of GLP-1: Curtails weight re-gain



Difference in body weight (% of PBS, same time point)
5
0
-5
-10
-15
Day
0
20
40
60
Treatment period
p<0.05
Not significant
Daily GLP-1
Dose INHBE GalNAc-siRNA
PBS
Semaglutide
Semaglutide + INHBE GalNAc-siRNA

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Data from preclinical studies conducted in DIO mice; Left: 10nmol/kg in mouse is equivalent to therapeutic dose of GLP-1s in human. Left Stats: Linear Mixed Effects ANOVA with post hoc comparisons of marginal treatment effects of Semaglutide vs. Semaglutide + INHBE GalNAc-siRNA per time point * $p < 0.05$; Right Stats: Linear Mixed Effects ANOVA with post hoc comparison of Day 28 vs. Day 56 marginal effects per treatment * $p < 0.05$

Potent and durable Activin E reduction of greater than 70% in preclinical models delivers weight loss similar to GLP-1 Durable Activin E reduction one-month Weight loss with INHBE GalNAc-siRNA following a single dose more gradual versus semaglutide 150 l ) tr o on 100 (%C INHBE siRNA E n tivi 50 c %A semaglutide 0 PBS semaglutide INHBE GalNAc-siRNA Single dose INHBE GalNAc-siRNA 13 Semaglutide 10 nmol/kg in mouse is equivalent to therapeutic dose of GLP-1s in human; INHBE GalNAc-siRNA 10 mg/kg dose

Treatment with INHBE GalNAc-siRNA expected to improve key measures of cardiometabolic health Measures of metabolic improvements Reduction of INHBE mRNA and circulating Activin E Fat reduction Adipocyte Adipocyte Improved lipolysis size cardiometabolic outcomes Insulin sensitivity Proinflammatory Risk of CVD macrophages in adipose Risk of T2D Fibrosis 14

INLIGHT: Dose escalation continues in single-dose portion, follow-up ongoing from multiple therapeutic cohorts

Randomized, double-blind, placebo-controlled (3:1) study of ascending doses of WVE-007

- **Objective**: Assess dose safety, tolerability, PK and PD
- **Key study criteria:**
  - **HbA1c:** <5.9
  - **BMI:** 28 – 35 kg/m^2 (SAD)
- **Key measurements**
  - **Primary:** Safety and tolerability
  - **Secondary:** PK, Activin E
  - **Exploratory PD:**
    - Body weight
    - Body composition (including DEXA)
    - Biomarkers
- Multiple clinical trial sites, including US



SAD Cohort 1
75 mg (n=8)
SAD Cohort 2
240 mg (Expanded to n=32)
SAD Cohort 3
400 mg (Expanded to n=32)
SAD Cohort 4
600 mg (Expanded to n=32)
SAD Cohort 5
MAD Cohort 1
MAD Cohort 2
MAD Cohort 3

INLIGHT

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SAD: single-ascending dose; MAD: multi-ascending dose

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Highly significant, dose dependent Activin E reductions following a single dose of WVE-007


Activin E change in INLIGHT
% Reduction in Activin E (nM) +/- SEM
50
25
0
-25
-50
-75
-100
0
10
20
30
Study Day
-56%
-75%
-85%
Dose
Placebo (n=13)
WVE-007 75 mg (n=6)
WVE-007 240 mg (n=24)
WVE-007 400 mg (n=6)
Single dose WVE-007 (GalNAc-siRNA)
INLIGHT

Figure shows sample means and SEMs. All MMRM baseline and placebo comparisons from Day 8 onwards are p<0.007. For change from baseline at day 29 all dose groups were p<0.0001. Placebo includes one individual from 400 mg expansion.

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Highly durable Activin E reductions with WVE-007 supporting dosing once or twice per year


Activin E change in INLIGHT
% Reduction in Activin E (nM) +/- SEM
50
25
0
-25
-50
-75
-100
0
50
100
150
Study Day
Dose
Placebo (n=13)
WVE-007 75 mg (n=6)
WVE-007 240 mg (n=24)
WVE-007 400 mg (n=6)
▲ Single dose WVE-007 (GalNAc-siRNA)
INLIGHT

Figure shows sample means and SEMs. All MMRM baseline and placebo comparisons from Day 8 onwards are p<0.007. Placebo includes one individual from 400 mg expansion.

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Clinical Activin E reductions after single dose of WVE-007 exceed levels leading to weight loss in preclinical studies

Preclinical studies

>70% Activin E reductions led to weight loss



Difference in baseline-corrected body weight (vs. control per time point, mean ± SE)
0
-5
-10
-15
0
7
14
21
28
Day
INHBE siRNA
semaglutide
Daily GLP-1
Single dose INHBE GalNAc-siRNA

INLIGHT clinical trial

>70% Activin E reductions achieved



% Reduction in Activin E (nM) +/- SEM
50
25
0
-25
-50
-75
-100
0
50
100
150
Study Day
Single dose WVE-007 (GalNAc-siRNA)
Placebo
WVE-007 75 mg
WVE-007 240 mg
WVE-007 400 mg

INLIGHT

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Left: semaglutide 10nmol/kg in mouse is equivalent to therapeutic dose of GLP-1s in humans

Multiple near-term clinical anticipated data updates for WVE-007, including body weight and body composition

Research Day 2025 update:

- WVE-007 led to dose-dependent, potent and durable Activin E reductions in INLIGHT clinical study
  - Activin E reductions exceed levels that led to weight loss in preclinical models
  - Potential for once or twice yearly dosing
- Generally safe and well-tolerated to date; 600 mg ongoing (Cohort 4)
- Follow-up ongoing with multiple clinical data updates expected starting in 4Q 2025

INLIGHT	4Q 2025	1Q 2026	2Q 2026
600 mg			**3 month** follow-up (n=32)
400 mg		**3 month** follow-up (n=32)	**6 month** follow-up (n=32)
240 mg	**3 month** follow-up (n=32)	**6 month** follow-up (n=32)	**9 month** follow-up (n=32)
75 mg	**Follow-up** (n=8)		

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WVE-006 RNA editing (AIMer) Alpha-1 antitrypsin deficiency (AATD)

AATD impacts multiple organ systems and has limited treatment options

- AATD is a rare, inherited genetic disorder that is commonly caused by a G-to-A point mutation in the SERPINA1 gene
- Pi*ZZ genotype is leading cause of severe AATD, predisposing to progressive lung damage, liver damage or both
- Aggregation of mutant Z-AAT protein in hepatocytes and a lack of functional, wild-type M-AAT drives liver and lung disease, respectively

AATD Lung Disease


Emphysema
Bronchiectasis

- **Treatment goal:** Minimize episodic exacerbations and associated damage
- Lung damage occurs during exacerbations that induce an inflammatory acute phase response, when more AAT protein is needed for protection
- **Weekly IV augmentation therapy is only treatment option**
  — No protective increase in AAT protein levels during acute phase response without additional IV infusions

AATD Liver Disease


Fibrosis → Cirrhosis → Hepatocellular Carcinoma

- **Treatment goal:** Decrease Z-AAT protein
- Progressive liver disease results from Z-AAT-induced proteotoxic stress
- **No approved therapies**

~200K people in the US and Europe are homozygous for the Z allele (Pi*ZZ genotype)

Strnad et al., 2020 *N Engl J Med* 382:1443-55; Blanco et al. 2017 *Int J Chron Obstruct Pulmon Dis* 12:561-69

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WVE-006: Potential first-in-class, convenient therapy for AATD that addresses both liver and lung manifestations of the disease

WVE-006 (RNA editing)

- Proprietary chemistry
- Highly specific (no bystanders)
- Subcutaneous injection (GalNAc)
- Infrequent dosing

Restore circulating M-AAT and physiological AAT protein production



M-AAT reaches lungs to protect from proteases and **reduce risk of lung pathology**

Reduce Z-AAT protein aggregation in liver


Z-AAT
M-AAT

RNA correction replaces mutant Z-AAT protein with wild-type M-AAT protein to **reduce risk of liver pathology**

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Strnad et al., 2020 *N Engl J Med* 382:1443-55; Stoller et al., 1993 Alpha-1 Antitrypsin Deficiency GeneReviews. M-AAT: Wild-type alpha-1 antitrypsin protein Z-AAT: mutant alpha-1 antitrypsin protein

RNA editing aims to increase M-AAT and restore physiological AAT production during acute phase response Genotype Null Pi*ZZ Pi*MZ Pi*MM No AAT protein 100% Z-AAT Z-AAT and M-AAT 100% M-AAT AAT levels increase during No No Yes Yes acute phase response Risk of lung disease Very high High Low Normal Risk of liver disease None High Low Normal >50% RNA editing > 11 µM AAT Goal: Shift Pi*ZZ individuals to AAT biomarker profile consistent with Pi*MZ genotype 23

RNA editing aims to restore production of dynamic and therapeutically relevant levels of AAT protein in Pi*ZZ individuals during acute phase response Lung damage occurs during exacerbations, when AAT protein has protective functions and is produced more AAT protein is needed for protection during acute phase response 30,100 Pi*ZZ 30,100 Pi*MZ 30,000 30,000 700 CRP 700 CRP 600 plasma 600 500 in 500 400 (%) 400 300 change 300 AAT protein 200 AAT protein 200 100 Percent concentration 100 0 0 0 7 Days 14 21 0 7 14 21 Days Inflammatory stimulus Inflammatory stimulus RNA editing has potential to restore dynamic AAT response to inflammation 24 Left: Mantovani A, Garlanda C. N Engl J Med, 2023;388:439-452; Right: Sanders et al., J COPD, 2018

First-ever demonstration of ability to restore physiological serum AAT production; total AAT reached 20.6 µM during acute phase response Pi*ZZ patients have a reduced capacity to produce AAT protein during an acute phase response Following WVE-006 200 mg single dose, total AAT and M-AAT increased Published data1 on CRP levels and AAT significantly in one patient during an acute phase response levels across different genotypes Total AAT (µM) Total AAT (mg/L) AAT Z - + M-AAT levels AAT M-AAT M - CRP CRP 0 4 8 12 SAD MAD Acute phase response due to a kidney stone AAT response in Pi*ZZ participant treated with WVE-006 mirrors Pi*MZ phenotype 25 1 - Sanders et al., J COPD, 2018 CRP: C-reactive protein Circulating M-AAT, Z-AAT, and total (M + Z) AAT protein in the serum were measured by highly selective and sensitive LC-MS/MS assays (LLOQ: 0.096 µM (M), 0.029 µM (Z)) and reported as mean participant SAD and MAD maximums

WVE-006 enables endogenous AAT production during an acute phase response while augmentation therapy leaves patients at risk Illustrative model of impact of acute phase response Augmentation therapy WVE-006 treatment approach Lung Protected damage lungs Endogenous AAT levels increase during acute AAT AAT phase response without need for add’l doses Serum Serum Exogenous AAT levels are depleted before next scheduled IV dose IV dosing RNA editing dose • Augmentation therapy has no impact on liver disease • WVE-006 also reduces levels of Z-AAT augmentation WVE therapy -006 therapeutic goal is to maximize goal is to AAT restore levels dynamic as dynamic AAT physiology; response is not enabled 26

WVE-006 achieved key treatment goals of restoring MZ phenotype

Total AAT levels exceeded 11 μM, production of wild-type M-AAT of greater than 50%, restored physiological AAT production

Plasma AAT of ~13 μM

- Protein levels associated with lower risk of AATD liver and lung diseases

400 mg single dose
12.8 μM total AAT

200 mg multidose
11.9 μM total AAT

Wild-type M-AAT protein of 64% of total, reduction in Z-AAT

200 mg multidose cohort:



Wild-type M-AAT
Mutant Z-AAT
M-AAT (μM)
Z-AAT (μM)
Dosing period
Follow-up
Weeks
0 4 8 12 16 20
10.0
7.5
5.0
2.5
0.0
12.5
MAD

AAT reached >20 μM during an acute phase response



AAT (μM)
CRP (mg/L)
Total AAT
M-AAT
CRP
SAD
0 4 8 12
20 15 10 5 0
40 30 20 10 0

▲ Acute phase response due to a kidney stone

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Circulating M-AAT, Z-AAT, and total (M + Z) AAT protein in the serum were measured by highly selective and sensitive LC-MS/MS assays (LLOQ: 0.096 μM (M), 0.029 μM (Z)) and reported as mean participant SAD and MAD maximums
Right: from 200 mg SAD cohort

RestorAATion-2 clinical trial ongoing; 400 mg MAD data expected in 1Q 2026 and 600 mg SAD and MAD data expected in 2026 RestorAATion RestorAATion -1: Healthy -1: Healthy Volunteers Volunteers RestorAATion-2: AATD Patients SAD MAD Multi-dosing complete 600 mg SAD Cohort 3 MAD Cohort 3 600 mg 600 mg; Q4W 400 mg SAD Cohort 2 MAD Cohort 2 400 mg 400 mg; Q4W 200 mg 100 mg SAD Cohort 1 MAD Cohort 1 200 mg 200 mg Q2W 30 mg Study key objectives Safety and tolerability Pharmacokinetics Serum M-AAT levels 28 HV: healthy volunteer; SAD: single-ascending dose; MAD: multi-ascending dose

WVE-008 RNA editing (AIMer) PNPLA3 I148M liver disease 29

RNA editing program: WVE-008 (PNPLA3 AIMer) for liver disease Clinically-validated RNA editing WVE-008 for PNPLA3 I148M Efficient and consistent RNA editing • Strong foundation in human genetics Restore dynamic physiological response Over 9 million PNPLA3 I148M • homozygous patients with liver disease in US and Europe Durable RNA editing supporting infrequent dosing • GalNAc-RNA editing approach uniquely aims to restore PNPLA3 function to fully address Generally safe and well-tolerated disease 30

People homozygous for PNPLA3 I148M are at high risk for liver disease Over 9 million homozygous PNPLA3 I148M patients with liver disease in US and Europe Homozygous PNPLA3 I148M carriers Heterozygous carriers have 80% lower risk of liver-related death as have significantly higher risk of compared to homozygous carriers multiple liver diseases 100 Homozygous I148 MAFLD MASH Heterozygous I148M death 98 HR = 1.70 (0.78–3.71) AIMer editing to related 96 restore - heterozygous liver phenotype of 94 (%) Homozygous I148M Survival 92 HR = 8.61 (3.28–22.60) 0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 Years of follow-up >50% RNA editing would support restoration of heterozygous phenotype with lower risk of liver complications and death 31 1. Carlsson, B., et al. 2020 Aliment Pharmacol Ther.; 2. Unalp-Arida and Ruhl 2020 Hepatology; 3. Dong, XC, 2019 Front. Med. 4. Liver International, 2025; 45:e16133 MAFLD, Metabolic dysfunction-associated fatty liver disease; MASH, Metabolic dysfunction-associated steatohepatitis; ALD, alcoholic liver disease; AH, Alcohol-associated hepatitis; HCC, hepatocellular carcinoma

Silencing of PNPLA3 in normal liver may worsen basal physiological functions Silencing PNPLA3 worsens steatosis in Silencing PNPLA3 increases PNPLA3 siRNA exacerbates the fibrotic iPSC-derived human liver organoids2 inflammation-induced liver cell death in response in hepatic stellate cells1 human primary hepatocytes3 Worsening ening Wors UC I148M KO UC I148M KO Control OA Functional PNPLA3 is imperative for liver health beyond improvements in steatosis 32 1. Rady, B, et al. 2021 PLoS ONE 2021; 2. Hendriks, D, et al. 2023 Nat Biotechnol; 3. Tilson, SG, et al. 2021 Hepatology

RNA editing is expected to restore PNPLA3 function to treat across the stages of liver diseases

RNA editing approach

PNPLA3 I148M aggravates steatosis and fibrosis through gain-of-function



PNPLA3 I148M
CGI-58

- PNPLA3 I148M accumulates on LDs, sequesters CGI-58, inhibits ATGL's lipase activity and lipid mobilization from ER
- Suppresses retinol metabolism in liver and worsens inflammation and fibrosis
- Promotes liver fat accumulation and fibrosis through activation of stellate cells

Silencing PNPLA3 may only partially address disease



ATGL

- Creates PNPLA3 loss of function
- ATGL partial rescue for loss PNPLA3
- Silencing will not restore retinol metabolism
- **Fibrosis, ballooning, and inflammation persist**

PNPLA3 correction expected to restore function, counter liver disease



PNPLA3

- Restores full PNPLA3 activity
- **Restores lipid mobilization, reverses steatosis, fibrosis, ballooning, and inflammation**

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ATGL: adipose triglyceride lipase; CGI-58: co-factor for ATGL; ER endoplasmic reticulum; LDs: lipid droplets; CGI-58 also called ABHD5

Liver International, 2025; 45:e16117; Human Molecular Genetics, (2014) 23(15): 4077–4085

WVE-008: Potential first-in-class, disease modifying therapy, for treatment of PNPLA3 I148M-driven liver disease WVE-008 Proprietary Subcutaneous Potential for Highly specific (RNA editing) chemistry injection (GalNAc) infrequent dosing editing Potent editing with WVE-008 Highly specific editing with WVE-008 Tissue exposure supports excellent delivery 1000 ì g/g) ( Con c Tissue 100 Liver 10 Semi-log scale 0 5 10 15 20 25 Time (day) WVE-008 builds on the clinical translation of Wave’s RNA editing capability 34 Left: 4-parameter log-logistic dose response curve; Middle: Analysis utilized RNA-sequencing with two separate primary human hepatocyte cell lines (PH1/2). Variant calling utilized GATK best practices for RNA variant calling using Mutect2 and display A->G evidence found when filtering for variants found in both cell lines and all doses.

AIMers achieve efficient editing of PNPLA3, leading to reduction of liver fat

Significant decrease in liver fat with PNPLA3 editing in human HEPATOPAC® model with homozygous I148M



Mock
100um
PNPLA3 siRNA
100um
PNPLA3 AIMer
100um



****
ns
1500
1000
500
0
Lipid Droplet Density (pixel²/cell) (mean ± SE)
PBS
PNPLA3 siRNA
PNPLA3 AIMer

Decrease in liver fat with WVE-008 in monolayer model



PBS
PNPLA3 siRNA
WVE-008



150
100
50
0
% Lipid Droplet Density vs. PBS (mean ± SE)
Day 3
Day 7
Day 14
PBS
PNPLA3 siRNA
WVE-008

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One-way ANOVA with Dunnett post hoc test comparisons to Mock **** P< 0.0001

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CTA filing for WVE-008 expected in 2026 • Large addressable patient population with no disease modifying treatment options targeting PNPLA3 I148M-driven liver disease • PNPLA3 preclinical data demonstrates ability to restore functional PNPLA3 with RNA editing, restoring lipid regulation for improvement of liver health • WVE-008 candidate selected, builds on successful clinical translation of Wave’s RNA editing capability • Clinical development planning underway for a first-in-human study - Leveraging previously genotyped populations to identify homozygous I148M carriers - Initial study to enroll homozygous carriers to assess safety, tolerability, pharmacokinetics and pharmacodynamic endpoints Potential best-in-class disease modifying treatment for homozygous PNPLA3 I148M carriers with liver disease 36

WVE-N531 Splicing Duchenne muscular dystrophy 37

Advancing WVE-N531 in exon 53 amenable DMD

WVE-N531: exon skipping oligonucleotide designed to induce production of endogenous, functional dystrophin protein

- High unmet need for therapies delivering **more consistent dystrophin expression,** as few patients today achieve dystrophin >5% of normal
- **Opportunity to extend dosing intervals** beyond weekly standard of care to alleviate burden for patients and caregivers
- **Need to reach stem cells and distribute broadly to muscle tissues** to potentially enable muscle regeneration and impact respiratory and cardiac function
- WVE-N531 has Rare Pediatric Disease Designation and Orphan Drug Designation from FDA

DMD impacts ~1 / 5,000 newborn boys annually; ~20,000 new cases annually worldwide



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Duan, D. et al. 2021 Nat Rev Dis Primers 7, 13; Muscular Dystrophy Association; Aartsma-Rus, et al. 2009 Hum Mutat 30, 293.

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FORWARD-53 48-week clinical trial results: WVE-N531’s potential best-in-class profile for boys amenable to exon 53 skipping ✓ Statistically significant and clinically meaningful improvement (3.8s) in Time-to-Rise vs. natural history; functional benefits on other measures including NSAA ✓ Statistically significant reductions in muscle fibrosis and CK; driven by decreases in inflammation and necrosis; transition from regenerative to mature muscle ✓ Consistent dystrophin expression averaged 7.8% between 24 and 48 weeks, with 88% of boys above 5% dystrophin; delivery to both myofibers and muscle stem cells ✓ WVE-N531 remains generally safe and well-tolerated with no Serious Adverse Events NDA filing for accelerated approval with monthly dosing planned for 2026 39 Muscle content-adjusted dystrophin

Potential best-in-class, consistent dystrophin expression

Potential best-in-class exon skipping and dystrophin

	Average: 24 and 48-week
Mean exon skipping induced	**54%** (95% CI: 46-63%)
Mean dystrophin expression[1]	**7.8%** (95% CI: 5.4-10.3%)

61-day tissue half-life supports monthly dosing

Consistently exceeded levels associated with milder Becker phenotype



Average dystrophin protein (%normal) MHC & muscle adj.
12
10
8
6
4
2
0
11.9%
10.0%
9.8%
9.8%
6.6%
5.8%
5.5%
3.5%
Participants

88% of boys achieved greater than 5% average dystrophin

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Left: 8 participants had muscle biopsies at week 24 and week 48, averages for these n=8 are summarized; Dystrophin measured by western blot (AB15277). Dystrophin expression was quantified from two isoforms;[1]MCA: muscle content-adjusted (MHC-normalized dystrophin/(total myofiber area/total area of biopsy section); Right: Average between 24 and 48 weeks.

40

WVE-N531 appears to shift dystrophic muscle towards healthy muscle Feedback turns off regeneration (fewer stem cells and they are in resting state) Healthy Damage Inflammation Regeneration Fiber maturation Healthier Muscle Shift Toward Fiber ? Fiber organization Maturation and uniformity of ? Stem cell density Impact of myofibers ? Internalized nuclei Functional WVE-N531 on Reduced Necrosis benefit Muscle Health and Inflammation ? Inflammatory cytokines (MCP-1 and IL-6) ? Serum CK Reduced Fibrosis DMD Necrosis and Regeneration to Damage Fibrosis (lack of inflammation exhaustion dystrophin) 41 Cardone et al., 2023 Acta Neuropathol Comm

Evidence of reversal of fibrosis across majority of participants Week 24 Week 48 1 1 Participant 2 3 4 2 3 4 number 5 6 7 5 6 7 42 H&E-stained sections (20X magnification). Seven paired biopsies available from week 24 and 48 for histopathology.

Statistically significant reductions in creatine kinase (CK) as compared to baseline and natural history


~50% CK reduction from baseline at 48 weeks
Creatine kinase (U/L)
10000
5000
0
Week
0
8
16
24
32
40
48
**
***
*
***
***
***


Statistically significant reduction in CK vs. C-PATH Natural History
Change in Creatine kinase (U/L)
0
-2000
-4000
-6000
DMD natural history cohort
WVE-N531
*
Week
0
24
48

Decreased CK to levels observed in milder DMD individuals

*p<0.05, ** p<0.01, ***p<0.001; Data are mean ± SE
Left: n=11; right: n=10 (all ambulatory)

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43

WVE-N531 is the only DMD therapeutic to show uptake in myogenic stem cells WVE-N531 uptake in myofiber nuclei WVE-N531 uptake in myogenic stem cells Myocytes Stars denote an injured myofiber Stem cell containing WVE-N531 Mag: 40x Mag: 20x Myocyte nuclei containing WVE-N531 (red) Mag: 20x Mag: 40x Dual staining utilizing in-situ hybridization for WVE-N531 and PAX7 In-situ hybridization for WVE-N531 immunohistochemistry for stem cells 44 Data from interim analysis clinical results announced September 24, 2024.

Changes to key cell populations in muscle and decrease in systemic inflammatory cytokines, suggesting transition to healthier muscle

Progression of regenerative to mature state of muscle tissue

~20% change in density of myogenic stem cells at 48 weeks


PAX7 positive cells/mm2
Week 24
Week 48
24 weeks
48 weeks

Significant decrease (~48%) in internalized nuclei at 48 weeks


%Myofibers with internalized nuclei
**
Week 24
Week 48
24 weeks
48 weeks

Decrease in serum MCP-1 and IL-6 suggests reduction in inflammation with treatment


MCP-1 (pg/mL)
IL-6 (pg/mL)
Week 0
Week 24
Week 48
Week 0
Week 24
Week 48

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45

Left: NS; Data are mean ± SE (of n = 9); PAX7-positive cells/mm2 quantified using Pax7 immunohistochemistry (IHC) with HALO. Middle: **p<0.01 (two-tailed Welch's test); Data are mean ± SE; Internalized nuclei quantified using 6 random fields in H&E stained sections. Right: Data are means ± SE

First evidence of reversal of fibrosis with exon skipping treatment Mean fibrotic muscle % Fibrotic muscle Week 48 showed improved organization and uniformity of myofibers declined 28.6% at 48W declined by individual (n = 7) (n = 7) Week 24 Week 48 1 tissue positive Participant positive 2 %Trichrome %Trichrome Participant 24 48 24 48 Time (weeks) Time (weeks) 46 Right: Magnification 5X; fibrosis stained with trichrome stain and analyzed with HALO; ** p<0.01; Data are mean ± SE

Statistically significant and clinically meaningful slowing of disease progression as measured by TTR Functional benefits on other measures including NSAA Mean change in time-to-rise (TTR) Mean change in NSAA (points) (sec) Total TTR in 3.8 second ning NSAA improvement in with 1.2 point baseline WVE-N531 Worse improvement Worsening with frombaseline WVE-N531 from Change Change Week Week 47 Left: Minimal Clinical Important Difference (MCID) for TTR: 1.4 sec based on method from McDonald 2013; *p<0.05; Data are mean ± SE Right: NSAA: North Star Ambulatory Assessment; data are mean ± SE

Wave DMD portfolio addresses >$2.4 billion opportunity in US alone with potential for expansion Multiple drivers of value with Wave portfolio Wave portfolio addresses up to skipping 40% of the DMD population • ~40–50% of exon 53, 51, 45 amenable boys remain untreated today Increasing exon • No exon skipping therapies available for Not Amenable WVE-N531 skipping exons 44 and 52 to Skipping Exon 53 treatment rates 8-10% • Advantages over gene therapy 17% Exon 51 (endogenous dystrophin, favorable safety) 11-13% Switches from marketed exon • Monthly dosing, superior dystrophin 8% Exon 45 skipping profile, and improvements in muscle health 6% therapies Exon 44 44% 4% Other Exons Exon 52 Potential best-in-class exon skipping Expansion to • profile where no exon skipping therapies ex-US markets are available 48 Aartsma-Rus, et al. 2009 Hum Mutat

WVE-003 Allele-selective silencing Huntington’s Disease 49

Advancing WVE-003 to address HD across all stages of disease WVE-003 is a first-in-class, allele-selective oligonucleotide for the treatment of HD • HD is a monogenic autosomal dominant genetic disease; fully penetrant and affects entire brain • No current disease modifying therapies for HD • Characterized by cognitive decline, psychiatric illness, and chorea; ultimately fatal • Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT) and loss of function of wild-type huntingtin protein (wtHTT) >200,000 patients with HD across all disease states Pre-Symptomatic HD Symptomatic HD (~160K in US and Europe) (~65K in US and Europe) 50 Sources on wtHTT: 1. Leavitt 2006 2. Cattaneo 2005 3. Kumar 2016 4. Franco-Iborra 2020 5. Hamilton 2015 6. Ochaba 2014 7. Wong 2014 8. Rui 2015 9. Caviston 2007 10. Twelvetrees 2010 11. Strehlow 2007 12. Milnerwood 2010 13. Smith-Dijak 2019 14. Tousley 2019 15. Zhang 2018 16. McAdam 2020 17. Altar 1997 18. Zuccato 2001 19. Gauthier 2004 20. Ferrer 2000 21. Baquet 2004 22. Liu 2011 23. Karam 2015

Wild-type HTT (wtHTT) is critical for normal neuronal function and loss of wtHTT contributes to cellular dysfunction Mutant HTT has a detrimental effect on wild-type Wild-type HTT is crucial for cilia health HTT function • Lowering mHTT is expected to restore physiological • In the absence of wtHTT, ciliogenesis fails, disrupting CSF control over HTT gene expression and relieve its flow, causing hydrocephalus detrimental effect on wtHTT function Ventricle CSF flow Cilia Ependymal cell Sequestered Brain tissue wild-type HTT Only an allele-selective approach can ameliorate both loss-of-function and gain-of-function disruptions driven by mHTT 51 Saudou & Humbert 2016 Neuron; Cason et al., 2022 Nat Rev Cell Biol; Laundos et al., 2023 Front Cell Dev Biol; Kaliszewski et al., 2015 Cell Death Diff; Keryer et al., 2011 J Clin Invest Khoshnan & Patterson, 2011. Neurobiol Dis; Pogoda et al., 2021 Curr Med Chem; Hsiao et al., 2013 Hum Mol Genet

Allele-selective CSF lowering of mutant HTT protein of up to an industry leading 46% with three doses of WVE-003 and preservation of wild-type HTT Durability of mHTT reductions supports potential for quarterly dosing intervals Mutant HTT protein levels in CSF Wild-type HTT protein levels in CSF 2.00 2.00 SE Placebo SE Placebo - -- WVE-003 30 mg WVE-003 30 mg -+/ +/ 1.75 (fM) 1.75 fM) (aseline tein 1.50 Baseline 1.50 B Protein Proto to Ratio 1.25 Ratio 1.25 Huntingtin Huntingtin 1.00 1.00 Mean Mean mHTT Type Preservation reduction -tric of wtHTT MutantGeometric 0.75 WildGeome 0.75 0.50 0.50 1 29 57 85 113 141 169 197 1 29 57 85 113 141 169 197 Dose of Dose of WVE-003 WVE-003 Day Day 52 * p<0.05, **p<0.01, ***p<0.001, ****p<0.0001 mHTT: mutant huntingtin protein; wtHTT: wild-type huntingtin protein From June 25, 2024 SELECT-HD disclosure

WVE-003 leads to allele-selective mHTT reduction, correlating with slowing of caudate atrophy Allele-selective mHTT Slowing of Caudate Silencing with wtHTT Functional Benefit Atrophy Preservation • mHTT reduction of up to • WVE-003 trended towards • Caudate atrophy is an 46% vs. placebo less caudate atrophy vs. imaging biomarker expected • wtHTT preserved/increased placebo (4.68% vs. 5.10%, to predict clinical throughout study not significant) outcomes, including clinically meaningful worsening of Total Motor Greater allele-selective mHTT Score (TMS) reduction correlated with the slowing of caudate atrophy at 24 weeks (R = -0.50, p=0.047) 53 Liu et al., 2023 Brain Comm

Analysis of natural history demonstrates that absolute reduction of 1% in rate of caudate atrophy is associated with delay of onset of disability by ≥7.5-years



HDISS 1+2 (N=129)
p<0.001
HR = 0.31
Probability of TFC preservation
1.0
0.8
0.6
0.4
0.2
Rate of Caudate Atrophy:
Fast: -3.04%/year
Slow: -2.04%/year
1
2
3
4
5
6
Time (years)

WVE-003 next steps

- Preparation ongoing for a global, potentially registrational Phase 2/3 study in adults with SNP3 and HD
- Using caudate atrophy as a primary endpoint

Expect to submit IND application for potentially registrational Phase 2/3 study in 2H 2025

WAVE LIFE SCIENCES
54

Wave internal analysis; TRACK-HD and PREDICT-HD are longitudinal HD natural history studies that include MRI brain imaging, clinical outcome assessments. Paulson et al., Neurosci.2014, Tabrizi et al., Lancet Neurol 2009, Tabrizi et al., Lancet Neurol 2012, Tabrizi et al., Lancet Neurol. 2013
IND: Investigational New Drug TFC: Total Functional Capacity

Reimagining RNA medicines 55

Poised for significant and sustained growth driven by editing and siRNA WVE-008 PNPLA3 Liver Disease Other hepatic targets RNA WVE-006 AATD Extra-hepatic targets Editing RNAi WVE-007 Obesity Other hepatic targets Extra-hepatic targets 56

Anticipated upcoming milestones 4Q 2025: Deliver 3-month Cohort 2 (240 mg) and Cohort 1 (75mg) data WVE-007 (INHBE) 1Q 2026: Deliver 3-month Cohort 3 (400 mg) and 6-month Cohort 2 data siRNA Obesity 2Q 2026: Deliver 3-month Cohort 4 (600 mg) and 6-month Cohort 3 data 1Q 2026: Deliver data from the 400 mg multidose cohort WVE-006 editing AATD 2026: Deliver single and multidose data from the third and final, 600 mg cohort RNA WVE-008 2026: File a Clinical Trial Application (“CTA”) for WVE-008 Liver disease WVE-N531 (Exon 53) 2026: Submit NDA to support accelerated approval of WVE-N531 with monthly dosing Splicing DMD WVE-003 (SNP3) 2H 2025: Submit IND application for potentially registrational Phase 2/3 study using Antisense HD caudate atrophy as a primary endpoint 57

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